UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 20, 2012

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices) (Zip code)

(801) 424-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2012, Fusion-io, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with LaSalle Montague, Inc. to lease approximately 79,143 square feet of office, research and development, and engineering space located at 2880 Junction Avenue in San Jose, California (the “San Jose Facility”). The lease term of 82 months is expected to begin on April 1, 2012, subject to the landlord completing certain improvements prior to the Company’s occupancy. The Lease provides for monthly payments of rent during the term as set forth in the Lease. These monthly payments commence at $96,000 per month and conclude at approximately $150,000 per month. The Lease also provides that the Company must pay taxes and operating expenses in addition to the base rent. Before the Company occupies the San Jose Facility, it plans to perform some improvements to the building’s interior, of which $1.2 million will be paid by the landlord.

The Company plans to relocate all employees currently based in the Silicon Valley area to the San Jose Facility.

The foregoing summary of the Lease is qualified in its entirety by reference to the full text of such agreement.

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2012, Fusion-io, Inc. issued a press release reporting financial results for its second quarter ended December 31, 2011. The full text of this press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Fusion-io makes reference to non-GAAP financial measures in the press release, and includes information regarding such measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1*	Office Lease, dated as of January 13, 2012 and executed on January 20, 2012, by and between Fusion-io, Inc. and LaSalle Montague, Inc.
99.1	Press release of Fusion-io, Inc. dated as of January 24, 2012.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

Date: January 24, 2012	By:	/s/ DENNIS P. WOLF
	Name:	Dennis P. Wolf
	Title:	Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Office Lease, dated as of January 13, 2012 and executed on January 20, 2012, by and between Fusion-io, Inc. and LaSalle Montague, Inc.
99.1	Press release of Fusion-io, Inc. dated as of January 24, 2012.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012.